                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement ("AAR Agreement") made as of June 1, 2007, among Merrill Lynch Mortgage Lending, Inc., ("Assignor"), Merrill Lynch Mortgage Investors, Inc., ("Assignee") and Wells Fargo Bank, N.A., (the "Company").

                                   WITNESSETH

          WHEREAS, pursuant to that certain Servicing Rights Purchase and Sale Agreement, dated as of January 1, 2007 (the "Purchase Agreement"), by and between the Assignor and Wells Fargo Bank, the Assignor has sold, and Wells Fargo Bank has purchased, the servicing rights related certain mortgage loans (the "Serviced Mortgage Loans");

          WHEREAS, the Company and Merrill Lynch Bank, USA ("MLBUSA"), as purchaser, entered into the Seller's Warranties and Servicing Agreement (WFHM Mortgage Loan Series 2006-W90), dated as of November 1, 2006 (the "Wells Fargo Servicing Agreement"), between MLBUSA and the Company;

          WHEREAS, the Company hereby agrees to service the mortgage loans listed on Attachment 1 hereto (the "Transferred Mortgage Loans") as of the date hereof and in accordance with the servicing provisions contained in the Wells Fargo Servicing Agreement, as amended by this AAR Agreement.

          NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree that the Transferred Mortgage Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Wells Fargo Servicing Agreement.

Assignment and Assumption

     1. Assignor hereby grants, sells, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Transferred Mortgage Loans. Notwithstanding anything to the contrary contained herein, Assignor is retaining the right to enforce the representations and warranties made by the Company prior to the date hereof with respect to the Transferred Mortgage Loans and the Company.

Representations, Warranties and Covenants

     2. The following representations and warranties are hereby made by the Assignor to the Company and the Assignee as of the date hereof:

               (a) Attached hereto as Attachment 2 is a true and accurate copy of the Wells Fargo Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

               (b) The Assignor was the lawful owner of the Transferred Mortgage Loans with full right to transfer the Transferred Mortgage Loans free and clear from any and all claims and encumbrances; and upon the transfer of the Transferred Mortgage Loans to the Assignee as contemplated herein, the Assignee shall have good title to each and every Transferred Mortgage Loan free and clear of any and all liens, claims and encumbrances;

               (c) There are no offsets, counterclaims or other defenses available to the Assignor with respect to the Wells Fargo Servicing Agreement;

               (d) The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Transferred Mortgage Loan;

               (e) The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Transferred Mortgage Loans;

               (f) The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignor. This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

               (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Transferred Mortgage Loans or any interest in the Transferred Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Transferred Mortgage Loans, or any interest in the Transferred Mortgage Loans or otherwise approached or negotiated with respect to the Transferred Mortgage Loans, or any interest in the Transferred Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Transferred Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Transferred Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

     3. The Assignee represents, warrants and covenants with the Assignor and the Company that:

               (a) The Assignee is duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its formation and has full power and authority (corporate and other) necessary to acquire, own or purchase the Transferred Mortgage Loans and to conduct its business as now conducted by it and to enter into and perform its obligations under this AAR Agreement.

               (b) It has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this AAR Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this AAR Agreement; and this AAR Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (1) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

               (c) The execution and delivery of this AAR Agreement by it, the consummation of any other of the transactions contemplated by this AAR Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (1) result in a material breach of any term or provision of its charter or by-laws, (2) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (3) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may impair its ability to perform or meet any of its obligations under this AAR Agreement.

               (d) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this AAR Agreement or its ability to perform any of its obligations under this AAR Agreement in accordance with the terms hereof.

               (e) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this AAR Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

     4. The following representations, warranties and covenants are hereby made by the Company to the Assignor and the Assignee as of the date hereof:

               (a) The Company is duly organized, validly existing and in good standing under the laws of the United States of America, and has all requisite power and authority to service and administer the Transferred Mortgage Loans and otherwise to perform the obligations with respect to the Transferred Mortgage Loans set forth in the Wells Fargo Servicing Agreement.

               (b) The Company has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Company. This AAR Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws administered by the FDIC affecting the contract obligations of insured banks now or hereafter in effect, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

               (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby.

               (d) The Company shall service the Transferred Mortgage Loans in accordance with the terms and provisions of the Wells Fargo Servicing Agreement, as modified by this AAR Agreement, for the exclusive benefit of the Trustee (as defined below), on behalf of the holders of the Merrill Lynch Alternative Note Asset Trust, Series 2007-A3, Mortgage Pass-Through Certificates (the "Certificateholders"). The Company shall establish a Custodial Account and an Escrow Account under the Wells Fargo

     Servicing Agreement with respect to the Transferred Mortgage Loans in favor of the Trustee on behalf of the Certificateholders, and shall remit collections received on the Transferred Mortgage Loans to the appropriate account as required by the Wells Fargo Servicing Agreement. The Custodial Account and the Escrow Account each shall be entitled "Wells Fargo Bank, N. A., as Servicer, in trust for Wells Fargo Bank, N. A., as Securities Administrator for Merrill Lynch Alternative Note Asset Trust, Series 2007-A3, Mortgage Pass-Through Certificates" and shall be an Eligible Account.

               (e) (1) No default or servicing related performance trigger has occurred as to any other securitization due to any act or failure to act of the Company; (2) except as indicated on the Company's 2006 Certification Regarding Compliance with Applicable Servicing Criteria, no material noncompliance with applicable servicing criteria as to any other securitization has been disclosed or reported by the Company; (3) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (4) no material changes to the Company's servicing policies and procedures for similar loans has occurred in the preceding three years; (5) there are no aspects of the Company's financial condition that could reasonably be expected to have a material adverse impact on the performance by the Company of its obligations hereunder; (6) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against the Company that could be material to investors in the securities issued; and (7) there are no affiliations, relationships or transactions relating to the Company of a type that are described under Item 1119 of Regulation AB (other than with respect to the Company's affiliation with the Custodian, the Master Servicer (as defined below) and the Securities Administrator).

Recognition of Assignee

     5. From and after June 1, 2007, the Company shall recognize the Trustee, on behalf of the Certificateholders, as owner of the Transferred Mortgage Loans and will service the Transferred Mortgage Loans in accordance with the Wells Fargo Servicing Agreement (as modified herein), the terms of which are incorporated herein by reference. The Company hereby acknowledges that the Transferred Mortgage Loans are part of a REMIC. In no event will the Company service the Transferred Mortgage Loans in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code).

          The Company hereby acknowledges that the Master Servicer, acting pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Bank N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and HSBC Bank USA, as trustee (the "Trustee") (the "Pooling and Servicing Agreement"), has the right to enforce all obligations of the Company, as they relate to the Transferred Mortgage Loans, under the Wells Fargo Servicing Agreement, as modified by this AAR Agreement. Such right will include, without limitation, the right to indemnification, the right to terminate the Company under the Wells Fargo Servicing Agreement upon the occurrence of an Event of Default thereunder and the right to exercise certain rights of consent and approval relating to actions taken by the Company under the Wells Fargo Servicing Agreement. In addition, any notice required to be given by the "Purchaser" pursuant to Section 10.01 of the Wells Fargo Servicing Agreement shall be given by the Master Servicer. The Company further acknowledges that pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer is required to monitor the performance of the Company under the Wells Fargo Servicing Agreement, as modified by this AAR Agreement. The Master Servicer shall have the right to receive all remittances required to be made by the Company under the Wells Fargo Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Wells Fargo Servicing Agreement, as modified by this AAR Agreement, the right to examine the books and records of the Company pertaining to the Transferred Mortgage Loans under the Wells Fargo Servicing Agreement and the right to indemnification under the Wells Fargo Servicing Agreement. In addition, if the Company shall fail to remit any payment pursuant to the Wells Fargo Servicing Agreement, as modified by this AAR Agreement, the Master Servicer shall notify the Company of such failure as set forth in Section 10.01 of the Wells Fargo Servicing Agreement.

     6. In connection therewith, the Company hereby agrees that all remittances required to be made with respect to the Transferred Mortgage Loans pursuant to the Wells Fargo Servicing Agreement will be made in accordance with the following wire transfer instructions:

                    Bank: Wells Fargo Bank, N.A.
                    ABA Routing Number: 121-000-248
                    Account Name: Corporate Trust Clearing
                    Account Number: 3970771416
                    For Credit to: MANA Series 2007-A3, Acct# 53138700

and the Company shall deliver all reports required to be delivered under the Wells Fargo Servicing Agreement to the Master Servicer at:

                    Wells Fargo Bank, N.A.
                    9062 Old Annapolis Road
                    Columbia, Maryland 21045
                    Attention: Client Services Manager - MANA 2007-A3

     It is the intention of the parties hereto that this AAR Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

Modification of the Wells Fargo Servicing Agreement

     7. In connection with the servicing and administration of the Transferred Mortgage Loans, the Wells Fargo Servicing Agreement shall be modified as follows:

               (a) The definition of "Remittance Date" in Article I is modified by deleting the words "immediately following" and replacing them with "immediately preceding".

               (b) Article I is modified by deleting the definition of "Business Day" in its entirety and replacing it with the following:

               "Business Day: Any day other than (i) a Saturday or Sunday, or
          (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking and savings and loan institutions in the State of Maryland, State of Minnesota or State of California are authorized or obligated by law or executive order to be closed."

               (c) The following definition is added to Article I:

               "Prepayment Interest Shortfall: On any Remittance Date, the sum of the differences between (a) interest actually received in a Due Period as a result of a full principal prepayment or partial principal prepayment or other unscheduled receipt of principal (including as a result of a liquidation) on each Transferred Mortgage Loan as to which such a payment is received and (b) the scheduled interest portion of the Monthly Payment of such Transferred Mortgage Loan, adjusted to the applicable Mortgage Loan Remittance Rate."

               (d) Article III (with the Company restating as of the date hereof each of the representations and warranties in Section 3.01) is hereby amended as follows:

               i. Section 3.01(b) shall be replaced with the following:

               "The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, who is in the business of selling and servicing loans;"

               ii. Section 3.01(c) shall be replaced with the following:

               "Neither the execution and delivery of this Agreement or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of association or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;"

               iii. Section 3.01(f) shall be replaced with the following:

               "The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent;"

               iv. Section 3.01(h) shall be replaced with the following:

               "No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or if required, such approval has been obtained prior to the Transfer Date (as defined in the Purchase Agreement);"

               v. Sections 3.01(i) - Selection Process, (k) - Sale Treatment and
          (m) - No Broker's Fee shall be deleted in their entirety and replaced with the following:

               "[Reserved]."

               (e) Section 3.02 is modified by deleting such section in its entirety and replacing it with the following:

               "[Reserved]."

               (f) Notwithstanding anything to the contrary in Section 3.03 of the Wells Fargo Servicing Agreement or any other provision of the Wells Fargo Servicing Agreement, a breach of the representations and warranties contained in Section 3.01 of the Wells Fargo Servicing Agreement, as modified hereby, shall be remedied either (i) pursuant to the applicable indemnification provisions within Section 3.03 of the Wells Fargo Servicing Agreement or (ii) by termination of the Company, as servicer, pursuant to
     Section 11.01 of the Wells Fargo Servicing Agreement

               (g) Section 4.01 is hereby modified by adding the following new paragraph after the second paragraph of such section.

               "Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Company, such default is reasonably foreseeable, the Company, consistent with Accepted Servicing Practices may waive, modify or vary any term of such Mortgage Loan (including, but not limited to, modifications that change the Mortgage Interest Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the scheduled principal balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Company's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Purchaser."

               (h) The first paragraph of Section 4.04 is hereby modified by replacing the phrase "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans - P&I." with "Wells Fargo Bank, N. A., as Servicer, in trust for Wells Fargo Bank, N. A., as Securities Administrator for Merrill Lynch Alternative Note Asset Trust, Series 2007-A3, Mortgage Pass-Through Certificates."

               (i) Section 4.04(viii) is hereby modified by deleting such section in its entirety and replacing it with the following:

               "with respect to each Principal Prepayment any Prepayment Interest Shortfall to be paid by the Company out of its funds; provided, however, that in no event shall the aggregate of deposits made by the Company pursuant to this clause (viii) exceed the aggregate amount of the Company's Servicing Fee in the calendar month in which such deposits are required;"

               (j) The first paragraph of Section 4.06 is hereby modified by replacing the phrase "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of the Residential Mortgage Loans, and various Mortgagors - T&I." with "Wells Fargo Bank, N. A., as Servicer, in trust for Wells Fargo Bank, N. A., as Securities Administrator for Merrill Lynch Alternative Note Asset Trust, Series 2007-A3, Mortgage Pass-Through Certificates."

               (k) The third paragraph of Section 4.10 is hereby deleted and is replaced with the following:

               "If a Mortgage is secured by a unit in a condominium project, the Company shall use reasonable efforts to verify that the coverage required of the owner's association, including hazard, flood, liability and fidelity coverage is being maintained."

               The fourth paragraph of Section 4.10 is hereby amended by deleting the following from the end of such paragraph:

               "and if the Mortgagor does not obtain such coverage, the Company shall immediately force place the required coverage on the Mortgagor's behalf"

               (l) Section 4.13 is hereby deleted in its entirety and replaced with the following:

               "The Company or its agent shall inspect the Mortgaged Property as often as deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved. The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection."

               (m) Section 5.01 is hereby modified by deleting the second paragraph in its entirety and replacing it with the following:

               "With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. Payments by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company."

               (n) Section 5.02 is hereby modified by deleting such section in its entirety and replacing it with the following:

               "On or before the tenth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Company shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit J-1, a monthly remittance advice in the form set forth in Exhibit J-2, and a realized loss report in the form set forth in Exhibit J-3, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Master Servicer may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith."

               (o) The second paragraph of Section 6.02 is hereby deleted and replaced with the following:

               "If the Company satisfies or releases the lien of the Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage pursuant to the terms of this Agreement or a liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, the Company shall deposit in the Custodial Account the entire outstanding principal balance, plus all accrued interest on the related Mortgage Loan, on the day preceding the next Remittance Date. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section
          4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein."

               (p) Section 6.04 is hereby modified by replacing the phrase "the Purchaser, any Master Servicer and any Depositor" in each instance with "the Master Servicer".

               (q) Section 6.06 is hereby modified by replacing the phrase "the Purchaser, any Master Servicer and any Depositor" in each instance with "the Master Servicer".

               (r) Section 9.01(e) is hereby modified by replacing the phrase "subsection (d)" with "subsection (e)" in each instance.

               (s) Section 9.01(e)(i) and Section 9.01(e)(ii) are hereby deleted in their entirety and replaced with "Reserved".

               (t) Section 9.01(e)(iv) is hereby modified by replacing the phrase "If so requested by the Purchaser or any Depositor for" with "For".

               (u) Section 9.01(f)(i) is hereby modified by replacing the phrase "Sections 4.24" with "Sections 4.26".

               (v) Section 9.01(f)(ii) is hereby modified by replacing the phrase "any breach by the Company of its obligations under this Section 9.01(e)" with "any breach by the Company of its obligations under Sections 4.26, 6.04, 6.06 and 9.01(e)".

               (w) Section 9.01(f)(iv) is hereby modified by replacing the phrase "is performance under this Section 9.01(e)" with "its performance under Sections 4.26, 6.04, 6.06 and 9.01(e)".

               (x) Section 10.01(ii) is hereby modified by adding the following language to the beginning of such section: "except with respect to clause
     (x) below,"

               (y) Article XII is hereby modified by adding the following new
     Section 12.15:

     "Section 12.15. Third Party Beneficiary.

     For purposes of this Article XII and any related provisions thereto, any Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement."

               (z) The Wells Fargo Servicing Agreement is modified by adding the following new exhibits at the end thereto:

                                   EXHIBIT J-1

EXHIBIT : STANDARD FILE LAYOUT - DELINQUENCY REPORTING

* The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

                                                                                                           FORMAT
COLUMN/HEADER NAME                                     DESCRIPTION                            DECIMAL     COMMENT
---------------------------   -------------------------------------------------------------   -------   ------------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR                      A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned
                              by an external servicer to identify a
                              group of loans in their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the  property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is due to the                   MM/DD/YYYY
                              servicer at the end of processing cycle, as reported by
                              Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was filed.                         MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to the bankruptcy
                              filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has been approved by             MM/DD/YYYY
                              the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy. Either by                   MM/DD/YYYY
                              Dismissal, Discharged and/or a Motion For Relief Was Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By The Servicer                 MM/DD/YYYY

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually Completed                        MM/DD/YYYY

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue Foreclosure                  MM/DD/YYYY

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a Foreclosure                 MM/DD/YYYY
                              Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is expected to occur.                MM/DD/YYYY

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                                  MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the foreclosure sale.            2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

EVICTION_START_DATE           The date the servicer initiates eviction of the borrower.                 MM/DD/YYYY

EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the property               MM/DD/YYYY
                              from the borrower.

LIST_PRICE                    The price at which an REO property is marketed.                    2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

LIST_DATE                     The date an REO property is listed at a particular price.                 MM/DD/YYYY

OFFER_AMT                     The dollar value of an offer for an REO property.                  2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin or by the Servicer.             MM/DD/YYYY

REO_CLOSING_DATE              The date the REO sale of the property is scheduled to close.              MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                                   MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the property.

PROP_INSPECTION_DATE          The date a  property inspection is performed.                             MM/DD/YYYY

APPRAISAL_DATE                The date the appraisal was done.                                          MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property based on brokers         2
                              price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if repairs are              2
                              completed pursuant to a broker's price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a
                              borrower to stop paying on a loan.
                              Code indicates the reason why the loan
                              is in default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With Mortgage                     MM/DD/YYYY
                              Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                                  No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim Payment                   MM/DD/YYYY

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim                    2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company                          MM/DD/YYYY

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company                  2      No commas(,)

                                                                                                        or dollar
                                                                                                        signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By The Pool               MM/DD/YYYY
                              Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company                     2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                                   2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                                    2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                                  MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                                   2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                                    2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                            2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -   ASUM- Approved Assumption
     -   BAP-  Borrower Assistance Program
     -   CO-   Charge Off
     -   DIL-  Deed-in-Lieu
     -   FFA-  Formal Forbearance Agreement
     -   MOD-  Loan Modification
     -   PRE-  Pre-Sale
     -   SS-   Short Sale
     -   MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -   Mortgagor

     -   Tenant

     -   Unknown

     -   Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -   Damaged

     -   Excellent

     -   Fair

     -   Gone

     -   Good

     -   Poor

     -   Special Hazard

     -   Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
    09        Forbearance
    17        Pre-foreclosure Sale Closing Plan Accepted
    24        Government Seizure
    26        Refinance
    27        Assumption
    28        Modification
    29        Charge-Off
    30        Third Party Sale
    31        Probate
    32        Military Indulgence
    43        Foreclosure Started
    44        Deed-in-Lieu Started
    49        Assignment Completed
    61        Second Lien Considerations
    62        Veteran's Affairs-No Bid
    63        Veteran's Affairs-Refund
    64        Veteran's Affairs-Buydown
    65        Chapter 7 Bankruptcy
    66        Chapter 11 Bankruptcy
    67        Chapter 13 Bankruptcy

                                   EXHIBIT J-2

                         STANDARD LOAN LEVEL FILE LAYOUT - MASTER
                         SERVICING

EXHIBIT 1: Layout

                                                                                                             MAX
COLUMN NAME              DESCRIPTION                                       DECIMAL   FORMAT COMMENT         SIZE
-----------              -----------                                       -------   --------------         ----
EACH FILE REQUIRES THE FOLLOWING FIELDS:

SER_INVESTOR_NBR         A value assigned by the Servicer to define a                Text up to 20 digits
                         group of loans.                                                                      20

LOAN_NBR                 A unique identifier assigned to each loan by                Text up to 10 digits
                         the investor.                                                                        10

SERVICER_LOAN_NBR        A unique number assigned to a loan by the                   Text up to 10 digits
                         Servicer.  This may be different than the                                            10
                         LOAN_NBR.

SCHED_PAY_AMT            Scheduled monthly principal and scheduled            2      No commas(,) or
                         interest payment that a borrower is expected to             dollar signs ($)         11
                         pay, P&I constant.

NOTE_INT_RATE            The loan interest rate as reported by the            4      Max length of 6
                         Servicer.                                                                             6

NET_INT_RATE             The loan gross interest rate less the service        4      Max length of 6
                         fee rate as reported by the Servicer.                                                 6

SERV_FEE_RATE            The servicer's fee rate for a loan as reported       4      Max length of 6
                         by the Servicer.                                                                      6

SERV_FEE_AMT             The servicer's fee amount for a loan as              2      No commas(,) or
                         reported by the Servicer.                                   dollar signs ($)         11

NEW_PAY_AMT              The new loan payment amount as reported by the       2      No commas(,) or
                         Servicer.                                                   dollar signs ($)         11

NEW_LOAN_RATE            The new loan rate as reported by the Servicer.       4      Max length of 6
                                                                                                               6

ARM_INDEX_RATE           The index the Servicer is using to calculate a       4      Max length of 6
                         forecasted rate.                                                                      6

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the       2      No commas(,) or
                         beginning of the processing cycle.                          dollar signs ($)         11

ACTL_END_PRIN_BAL        The borrower's actual principal balance at the       2      No commas(,) or
                         end of the processing cycle.                                dollar signs ($)         11

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that                MM/DD/YYYY
                         the borrower's next payment is due to the                                            10
                         Servicer, as reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be applied.          2      No commas(,) or
                                                                                     dollar signs ($)         11

SERV_CURT_DATE_1         The curtailment date associated with the first              MM/DD/YYYY
                         curtailment amount.                                                                  10

CURT_ADJ_ AMT_1          The curtailment interest on the first                2      No commas(,) or
                         curtailment amount, if applicable.                          dollar signs ($)         11

SERV_CURT_AMT_2          The second curtailment amount to be applied.         2      No commas(,) or
                                                                                     dollar signs ($)         11

SERV_CURT_DATE_2         The curtailment date associated with the second             MM/DD/YYYY
                         curtailment amount.                                                                  10

CURT_ADJ_ AMT_2          The curtailment interest on the second               2      No commas(,) or
                         curtailment amount, if applicable.                          dollar signs ($)         11

EXHIBIT 1: CONTINUED     STANDARD LOAN LEVEL FILE LAYOUT

                                                                                                             MAX
COLUMN NAME              DESCRIPTION                                       DECIMAL   FORMAT COMMENT         SIZE
-----------              -----------                                       -------   --------------         ----
SERV_CURT_AMT_3          The third curtailment amount to be applied.          2      No commas(,) or
                                                                                     dollar signs ($)         11

SERV_CURT_DATE_3         The curtailment date associated with the third              MM/DD/YYYY
                         curtailment amount.                                                                  10

CURT_ADJ_AMT_3           The curtailment interest on the third                2      No commas(,) or
                         curtailment amount, if applicable.                          dollar signs ($)         11

PIF_AMT                  The loan "paid in full" amount as reported by        2      No commas(,) or
                         the Servicer.                                               dollar signs ($)         11

PIF_DATE                 The paid in full date as reported by the                    MM/DD/YYYY
                         Servicer.                                                                            10

                                                                                     Action Code Key:
ACTION_CODE              The standard FNMA numeric code used to indicate             15=Bankruptcy,            2
                         the default/delinquent status of a particular               30=Foreclosure,
                         loan.                                                       60=PIF,
                                                                                     63=Substitution,
                                                                                     65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest adjustment as             2      No commas(,) or
                         reported by the Servicer.                                   dollar signs ($)         11

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if         2      No commas(,) or
                         applicable.                                                 dollar signs ($)         11

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.      2      No commas(,) or
                                                                                     dollar signs ($)         11

LOAN_LOSS_AMT            The amount the Servicer is passing as a loss,        2      No commas(,) or
                         if applicable.                                              dollar signs ($)         11

PLUS THE FOLLOWING APPLICABLE FIELDS:

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due       2      No commas(,) or
                         at the beginning of the cycle date to be passed             dollar signs ($)         11
                         through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to               2      No commas(,) or
                         investors at the end of a processing cycle.                 dollar signs ($)         11

SCHED_PRIN_AMT           The scheduled principal amount as reported by        2      No commas(,) or
                         the Servicer for the current cycle -- only                  dollar signs ($)         11
                         applicable for Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less the         2      No commas(,) or
                         service fee amount for the current cycle as                 dollar signs ($)         11
                         reported by the Servicer -- only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by the         2      No commas(,) or
                         Servicer for the current reporting cycle --                 dollar signs ($)         11
                         only applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the            2      No commas(,) or
                         service fee amount for the current reporting                dollar signs ($)         11
                         cycle as reported by the Servicer -- only
                         applicable for Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a borrower          2      No commas(,) or
                         prepays on his loan as reported by the                      dollar signs ($)         11
                         Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan           2      No commas(,) or
                         waived by the servicer.                                     dollar signs ($)         11

EXHIBIT 1: CONTINUED     STANDARD LOAN LEVEL FILE LAYOUT

                                                                                                             MAX
COLUMN NAME              DESCRIPTION                                       DECIMAL   FORMAT COMMENT         SIZE
-----------              -----------                                       -------   --------------         ----
MOD_DATE                 The Effective Payment Date of the Modification              MM/DD/YYYY
                         for the loan.                                                                        10

MOD_TYPE                 The Modification Type.                                      Varchar - value can
                                                                                     be alpha or numeric      30

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest       2      No commas(,) or
                         advances made by Servicer.                                  dollar signs ($)         11

                         Flag to indicate if the repurchase of a loan is             Y=Breach
BREACH_FLAG              due to a  breach of Representations and                     N=NO Breach               1
                         Warranties                                                  Let blank if N/A

                                   EXHIBIT J-3

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

          (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: ________________________   Date: __________________________________
Phone: ______________________________   Email Address: _________________________

Servicer Loan No.      Servicer Name           Servicer Address

____________________   _____________________   _________________________________

WELLS FARGO BANK, N.A. LOAN NO._____________________________

Borrower's Name: _______________________________________________________________
Property Address: ______________________________________________________________

LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN               YES   NO
If "Yes", provide deficiency or cramdown amount ________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan     $_______________ (1)
(2)  Interest accrued at Net Rate                         ________________ (2)
(3)  Accrued Servicing Fees                               ________________ (3)
(4)  Attorney's Fees                                      ________________ (4)
(5)  Taxes (see page 2)                                   ________________ (5)
(6)  Property Maintenance                                 ________________ (6)
(7)  MI/Hazard Insurance Premiums (see page 2)            ________________ (7)
(8)  Utility Expenses                                     ________________ (8)
(9)  Appraisal/BPO                                        ________________ (9)
(10) Property Inspections                                 ________________ (10)
(11) FC Costs/Other Legal Expenses                        ________________ (11)
(12) Other (itemize)                                      ________________ (12)
        Cash for Keys________________________             ________________ (12)
        HOA/Condo Fees_______________________             ________________ (12)
        _____________________________________             ________________ (12)

        TOTAL EXPENSES                                    $_______________ (13)

CREDITS:
(14) Escrow Balance                                       $_______________ (14)
(15) HIP Refund                                           ________________ (15)
(16) Rental Receipts                                      ________________ (16)
(17) Hazard Loss Proceeds                                 ________________ (17)
(18) Primary Mortgage Insurance / Gov't Insurance         ________________ (18a)
HUD Part A
                                                          ________________ (18b)
HUD Part B

(19) Pool Insurance Proceeds                              ________________ (19)
(20) Proceeds from Sale of Acquired Property              ________________ (20)
(21) Other (itemize)                                      ________________ (21)
     _________________________________________            ________________ (21)

     TOTAL CREDITS                                        $_______________ (22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                   $_______________ (23)

ESCROW DISBURSEMENT DETAIL

   TYPE                   PERIOD OF
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------


Miscellaneous

     8. All demands, notices and communications related to the Transferred Mortgage Loans, the Wells Fargo Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of the Company,

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, IA 50328-0001
               Attention: John B. Brown, MAC X2302-033
               Fax: (515) 324-3118

               with a copy to:

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, Iowa 50328-0001
               Attention: General Counsel MAC X2401-06T

          b.   In the case of the Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               North Tower
               New York, New York 10281
               Attention: MANA 2007-A3

          c.   In the case of the Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MANA 2007-A3

          d.   In the case of the Master Servicer,

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager - MANA 2007-A3

          e.   In the case of the Trustee,

               HSBC Bank USA, National Association
               452 Fifth Avenue
               New York, New York 10018
               Attention: Issuer Trust Services - Merrill Lynch Mortgage
                          Investors, Inc.,
               MANA Series 2007-A3

     9. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law which shall govern), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     10. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     11. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which any party hereto may be merged or consolidated shall without the requirement for any further writing, be deemed to be parties hereto as if such entity was originally a signatory hereto.

     12. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     13. In the event that any provision of this AAR Agreement conflicts with any provision of Wells Fargo Servicing Agreement with respect to the Transferred Mortgage Loans, the terms of this AAR Agreement shall control.

     14. Each party will pay any commissions, fees and expenses, including attorney's fees, it has incurred in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Servicing Rights Owner


By:
    -----------------------------------
Name: Brian E. Brennan
Title: Authorized Signatory


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Depositor


By:
    -----------------------------------
Name: Paul Park
Title: Authorized Signatory


WELLS FARGO BANK, NATIONAL ASSOCIATION
Company


By:
    -----------------------------------
Name:
      ---------------------------------
Title:
       --------------------------------


Acknowledged by:

WELLS FARGO BANK, NATIONAL ASSOCIATION
Master Servicer


By:
    -----------------------------------
Name: Michael Pinzon
Title: Vice President

                                  ATTACHMENT l

                       TRANSFERRED MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                  ATTACHMENT 2

                         WELLS FARGO SERVICING AGREEMENT

                                SEE EXHIBIT 99.2